                               Janus Aspen Series
                                Forty Portfolio
                              Institutional Shares
                                 Service Shares

                        Supplement dated August 29, 2007
                      to Currently Effective Prospectuses

Effective January 1, 2008, the following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectus relating to portfolio management of Forty Portfolio:

    Ron Sachs, CFA, is Portfolio Manager of Forty Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

Scott Schoelzel, the current portfolio manager for Forty Portfolio, will remain with Janus Capital through the end of 2007 to ensure a smooth transition of the Portfolio.

Effective January 1, 2008, references to Scott Schoelzel are deleted.


                Please retain this Supplement with your records.